UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211

(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: February 28, 2015

Item 1. Schedule of Investments.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
	February 28, 2015
	Shares	Fair Value
Common Stock - 89.3%(1)
Crude/Refined Products Pipelines - 12.2%(1)
Canada - 8.2%(1)
Enbridge Inc.	333,377	$15,482,028
Inter Pipeline Ltd.	388,462	10,316,725
Pembina Pipeline Corporation	30,265	967,918
United States - 4.0%(1)
Plains GP Holdings, L.P.	370,961	10,624,323
VTTI Energy Partners LP	88,441	2,287,084
		39,678,078
Local Distribution Companies - 10.6%(1)
United States - 10.6%(1)
CenterPoint Energy, Inc.	253,253	5,265,130
NiSource Inc.	683,109	29,312,207
		34,577,337
Marine Transportation - 1.5%(1)
Republic of the Marshall Islands - 1.5%(1)
Teekay Offshore Partners L.P.	223,330	4,899,860

Natural Gas Gathering/Processing - 17.3%(1)
United States - 17.3%(1)
Targa Resources Corp.	172,680	17,195,475
The Williams Companies, Inc.	802,105	39,335,229
		56,530,704

Natural Gas/Natural Gas Liquids Pipelines- 35.0%(1)
Canada - 7.5%(1)
TransCanada Corporation	561,318	24,602,568
United States - 27.5%(1)
Kinder Morgan, Inc.	820,870	33,663,879
ONEOK, Inc.	492,706	21,807,168
Spectra Energy Corp	958,996	34,034,768
		114,108,383
Oil and Gas Production - 12.7%(1)
United States - 12.7%(1)
Anadarko Petroleum Corporation(2)	33,400	2,813,282
Antero Resources Corporation(2)(3)	24,800	978,360
Cabot Oil & Gas Corporation(2)	130,300	3,778,700
Carrizo Oil & Gas, Inc.(2)(3)	15,600	742,404
Chesapeake Energy Corporation(2)	50,100	835,668
Cimarex Energy Co.(2)	20,900	2,292,312
Concho Resources Inc.(2)(3)	27,000	2,940,840
Continental Resources, Inc.(2)(3)	49,100	2,184,459
Diamondback Energy, Inc.(2)(3)	11,200	797,552
EOG Resources, Inc.(2)	53,700	4,817,964
EP Energy Corporation (3)	41,200	463,500
Hess Corporation(2)	13,300	998,564
Laredo Petroleum, Inc. (2)(3)	64,800	773,064
Marathon Oil Corporation(2)	123,700	3,446,282
Newfield Exploration Company(2)(3)	43,200	1,426,896
Noble Energy, Inc.(2)	44,400	2,097,012
Occidental Petroleum Corporation(2)	31,400	2,445,432
Pioneer Natural Resources Company(2)	27,700	4,224,804
Range Resources Corporation(2)	50,200	2,486,908
Whiting Petroleum Corporation(2)(3)	28,300	957,389
		41,501,392

Total Common Stock (Cost $247,635,493)		291,295,754

Master Limited Partnerships and Related Companies - 38.2%(1)
Crude/Refined Products Pipelines - 21.9%(1)
United States - 21.9%(1)
Buckeye Partners, L.P.	83,000	6,452,420
Enbridge Energy Management, L.L.C.(4)	558,665	20,827,038
Genesis Energy L.P.	18,700	860,200
Magellan Midstream Partners, L.P.	97,361	8,003,074
MPLX LP	102,268	8,406,430
Phillips 66 Partners LP	59,100	4,207,329
Plains All American Pipeline, L.P.	194,400	9,698,616
Rose Rock Midstream, L.P.	23,329	1,081,999
Shell Midstream Partners, L.P.	32,430	1,266,716
Sunoco Logistics Partners L.P.	148,800	6,579,936
Tesoro Logistics LP	50,588	2,904,763
Valero Energy Partners LP	23,059	1,228,814
		71,517,335
Natural Gas/Natural Gas Liquids Pipelines - 7.0%(1)
United States - 7.0%(1)
Columbia Pipeline Partners LP	38,484	1,065,622
Energy Transfer Partners, L.P.	177,700	10,569,596
Enterprise Products Partners L.P.	272,508	9,085,417
ONEOK Partners, L.P.	48,900	2,043,531
		22,764,166
Natural Gas Gathering/Processing - 9.3%(1)
United States - 9.3%(1)
Antero Midstream Partners LP	40,013	1,040,338
DCP Midstream Partners, LP	97,900	3,896,420
EnLink Midstream Partners, L.P.	55,955	1,502,951
MarkWest Energy Partners, L.P.	87,300	5,670,135
Regency Energy Partners LP	171,089	4,172,861
Targa Resources Partners LP	70,000	3,067,400
Western Gas Equity Partners, LP	46,500	2,908,110
Western Gas Partners, LP	36,300	2,525,754
Williams Partners L.P.	105,679	5,404,424
		30,188,393

Total Master Limited Partnerships and Related Companies (Cost $85,328,451)		124,469,894

Short-Term Investment - 0.0%(1)
United States Investment Company - 0.0%(1)
Fidelity Institutional Money Market Portfolio - Class I, 0.08%(5) (Cost $114,384)	114,384	114,384

Total Investments - 127.5%(1) (Cost $333,078,328)		415,880,032
Senior Notes - (16.5%)(1)		(54,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (4.9%)(1)		(16,000,000)
Total Value of Options Written (Premiums received $435,747) - (0.1%)(1)		(212,164)
Other Assets and Liabilities - (6.0%)(1)		(19,516,196)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$326,151,672

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) All or a portion of the security represents cover for outstanding call option contracts written.
(3) Non-income producing security.
(4) Security distributions are paid-in-kind.
(5) Rate indicated is the current yield as of February 28, 2015.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF OPTIONS WRITTEN (Unaudited)
February 28, 2015

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	March 2015	$92.50	334	$(8,016)
Antero Resources Corporation	March 2015	45.00	248	(4,960)
Cabot Oil & Gas Corporation	March 2015	30.00	1,303	(65,150)
Carrizo Oil & Gas, Inc.	March 2015	57.50	156	(3,510)
Chesapeake Energy Corporation	March 2015	23.00	501	(1,002)
Cimarex Energy Co.	March 2015	125.00	209	(5,016)
Concho Resources Inc.	March 2015	130.00	270	(3,375)
Continental Resources, Inc.	March 2015	52.50	491	(7,365)
Diamondback Energy, Inc.	March 2015	82.50	112	(3,080)
EOG Resources, Inc.	March 2015	100.00	537	(7,518)
Hess Corporation	March 2015	82.50	133	(2,460)
Laredo Petroleum, Inc.	March 2015	15.00	648	(11,340)
Marathon Oil Corporation	March 2015	31.00	1,237	(8,659)
Newfield Exploration Company	March 2015	35.00	432	(23,760)
Noble Energy, Inc.	March 2015	52.50	444	(13,320)
Occidental Petroleum Corporation	March 2015	85.00	314	(3,454)
Pioneer Natural Resources Company	March 2015	170.00	277	(21,329)
Range Resources Corporation	March 2015	57.50	502	(7,530)
Whiting Petroleum Corporation	March 2015	41.00	283	(11,320)

Total Value of Call Options Written (Premiums received $435,747)				$(212,164)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

    Level 1 – quoted prices in active markets for identical investments
    Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
    Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 28, 2015.  These assets and liabilities are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$291,295,754	$-	$-	$291,295,754
Master Limited Partnerships and Related Companies(a)	124,469,894	-	-	124,469,894
Short-Term Investment(b)	114,384	-	-	114,384
Total Assets	$415,880,032	$-	$-	$415,880,032
Liabilities
Written Call Options	$212,164	$-	$-	$212,164

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company did not hold any Level 3 securities during the period ended February 28, 2015.  The Company utilizes the beginning of reporting period method for determining transfers between levels.  There were no transfers between levels for the Company during the period ended February 28, 2015.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date.  If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade.  If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded.  The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party pricing service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security.  Debt securities with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

As of February 28, 2015, the aggregate cost of securities for federal income tax purposes was $321,423,084.  The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $108,111,622, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $13,654,674 and the net unrealized appreciation was $94,456,948.

Item 2. Controls and Procedures.
(a)
The registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.
Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Pipeline & Energy Fund, Inc.

Date: April 29, 2015	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Pipeline & Energy Fund, Inc.

Date: April 29, 2015	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Tortoise Pipeline & Energy Fund, Inc.

Date: April 29, 2015	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Financial Officer